(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2002


MuniYield
Fund, Inc.


www.mlim.ml.com


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Fund, Inc., October 31, 2002


DEAR SHAREHOLDER


For the year ended October 31, 2002, the Common Stock of MuniYield Fund, Inc. earned $.879 per share income dividends, which included earned and unpaid dividends of $.078. This represents a net annualized yield of 6.95%, based on a year-end net asset value of $13.28 per share. During the same period, the total investment return on the Fund's Common Stock was +5.07%, based on a change in per share net asset value from $13.55 to $13.28, and assuming reinvestment of $.923 per share income dividends.

For the six-month period ended October 31, 2002, the total investment returns on the Fund's Common Stock was +3.37%, based on a change in per share net asset value from $13.30 to $13.28, and assuming reinvestment of $.463 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's
Auction Market Preferred Stock had an average yield as follows:
Series A, 1.40%; Series B, 1.28%; Series C, 1.46%; Series D, 2.00%; Series E, 1.32%; and Series F, 1.34%.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.


Portfolio Strategy
During the six-month period ended October 31, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset price volatility. Market instability was expected because of uncertain financial and economic conditions. Reducing price volatility generally involves lowering the Fund's interest rate sensitivity, which we accomplished in early 2002. This strategy worked well as interest rates rose in March. Since then, however, interest rates declined because of both continued economic uncertainty and unstable equity markets. As interest rates fell further, we shifted to a more defensive position. While this strategy may have been implemented a bit early, the Fund's leveraged structure and fully invested position allowed it to participate in the recent bond market rally. It is our belief that interest rates are not likely to decline much further. If solid economic recovery should develop by early 2003, we would expect interest rates to move higher.



MuniYield Fund, Inc., October 31, 2002


During the six-month period ended October 31, 2002, the Fund's borrowing costs remained in the 1% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholder. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager



December 6, 2002



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

                S&P       Moody's      Face
STATE        Ratings+++   Ratings+++  Amount  Issue                                                               Value
Alabama--0.0%   A1        VMIG1++    $   100  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company
                                              Project), VRDN, Series E, 2% due 10/01/2022 (m)                  $     100


Alaska--0.9%    NR*       Baa2         5,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada
                                              Hess Pipeline Corporation), 6.10% due 2/01/2024                      5,067


Arizona--5.4%   AAA       Aaa          1,460  Arizona State Wastewater Management Authority, Wastewater
                                              Treatment Financial Assistance Revenue Bonds, Series A,
                                              5.60% due 7/01/2006 (b)(c)                                           1,654

                                              Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                              Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (g):
                AAA       NR*          5,000     6% due 10/20/2031                                                 5,562
                AAA       NR*          5,000     6.05% due 10/20/2036                                              5,575

                                              Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT:
                NR*       Caa2         8,300     6.25% due 6/01/2019                                               3,009
                NR*       Caa2         6,900     6.30% due 4/01/2023                                               2,501

                                              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                              Apartments Project)(g):
                AAA       NR*            565     5.80% due 11/20/2021                                                619
                AAA       NR*            915     5.90% due 11/20/2031                                              1,006
                AAA       NR*          1,270     5.95% due 11/20/2036                                              1,400

                                              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit
                                              Apartments LLC Project)(g):
                AAA       NR*          1,610     6.25% due 7/20/2022                                               1,798
                AAA       NR*          1,425     6.45% due 7/20/2032                                               1,621
                AAA       NR*          1,305     6.55% due 7/20/2037                                               1,492

                                              Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                              (Columbus Village), Series A (g):
                AAA       NR*          1,000     5.90% due 10/20/2021                                              1,106
                AAA       NR*          1,745     6% due 10/20/2031                                                 1,941
                AAA       NR*          2,320     6.05% due 10/20/2041                                              2,582


California--    NR*       A1           2,000  California County, California, Tobacco Securitization Agency,
5.0%                                          Tobacco Revenue Bonds (Alameda County), 6% due 6/01/2042             1,973

                A+        A1          15,000  California State, GO, Refunding, 5% due 10/01/2032                  14,868




Portfolio
Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)

                S&P       Moody's      Face
STATE        Ratings+++   Ratings+++  Amount  Issue                                                               Value

California                                    Los Angeles County, California, Schools Regionalized Business
(concluded)                                   Services, COP (County Schools Pooled Financing Program),
                                              Series B (c):
                AAA       Aaa        $ 3,000     5% due 9/01/2022                                              $   3,001
                AAA       Aaa          4,740     5.125% due 9/01/2027                                              4,742
                AAA       Aaa          2,500     5.125% due 9/01/2031                                              2,501

                                              Los Angeles County, California, Schools Regionalized Business
                                              Services, COP, Pooled Financing, Series A (c):
                AAA       Aaa          1,430     5.90%** due 8/01/2019                                               613
                AAA       Aaa          2,510     6%** due 8/01/2029                                                  594

                AA        Aa3          1,250  Sacramento County, California, Sanitation District Financing
                                              Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                              Series A, 9.889% due 12/01/2019 (k)                                  1,522


Colorado--7.8%                                Broomfield, Colorado, COP (Open Space Park and Recreational
                                              Facilities)(c):
                NR*       Aaa          4,430     5.75% due 12/01/2014                                              4,997
                NR*       Aaa          4,680     5.75% due 12/01/2015                                              5,244

                AA        Aa2          1,365  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                              Series D-2, 6.90% due 4/01/2029                                      1,495

                                              Colorado Health Facilities Authority, Health Facilities
                                              Revenue Bonds (National Benevolent Association):
                NR*       Baa3         1,000     Series A, 6.375% due 9/01/2029                                      868
                NR*       Baa3           600     Series C, 7% due 3/01/2019                                          581
                NR*       Baa3           750     Series C, 7% due 3/01/2024                                          708
                NR*       Baa3         1,125     Series C, 7.125% due 3/01/2030                                    1,077

                AAA       NR*          8,000  Denver, Colorado, City and County Airport Revenue Bonds,
                                              AMT, Series D, 7.75% due 11/15/2013 (c)                             10,067

                NR*       Baa2         6,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                  6,942

                                              Elk Valley, Colorado, Public Improvement Revenue Bonds
                                              (Public Improvement Fee), Series A:
                NR*       NR*          1,735     7.10% due 9/01/2014                                               1,749
                NR*       NR*          5,065     7.35% due 9/01/2031                                               5,106

                A1+       VMIG1++      5,100  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                              VRDN, 1.90% due 5/01/2013 (c)(m)                                     5,100

                BB+       Ba1          2,000  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                              Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                2,068


Connecticut--   NR*       NR*            700  Connecticut State Development Authority, IDR (AFCO Cargo
2.8%                                          BDL-LLC Project), AMT, 7.35% due 4/01/2010                             692

                AAA       Aaa         12,000  Connecticut State, HFA, Revenue Refunding Bonds (Housing
                                              Mortgage Finance Program), Series F, Sub-Series F-1, 6%
                                              due 5/15/2017 (o)                                                   12,853

                NR*       Aaa          2,175  Connecticut State Special Tax Obligation Revenue Bonds, RIB,
                                              Series 372, 9.923% due 12/01/2017 (h)(k)                             2,781


Florida--5.1%   NR*       NR*          1,760  Bonnet Creek Resort, Florida, Community Development District,
                                              Special Assessment Revenue Bonds, 7.50% due 5/01/2034                1,771

                AAA       Aaa          2,755  Broward County, Florida, Airport System Revenue Bonds, AMT,
                                              Series J-1, 5.75% due 10/01/2018 (c)                                 2,980

                                              Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                              Bonds (National Gypsum), AMT:
                NR*       NR*         11,500     Series A, 7.125% due 4/01/2030                                   11,342
                NR*       NR*          5,000     Series B, 7.125% due 4/01/2030                                    4,931

                AAA       Aaa          8,700  Pinellas County, Florida, Housing Authority, Housing Revenue
                                              Bonds (Affordable Housing Program), 4.60% due 12/01/2010 (i)         9,249


Georgia--3.6%   AAA       Aaa         12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                              5.875% due 1/01/2016 (h)                                            13,445

                NR*       NR*          4,600  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                              Station Project), 7.90% due 12/01/2024                               4,699

                AAA       Aa2          3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                              Series A, Sub-Series A-1, 6.125% due 12/01/2015 (d)                  3,361


Idaho--1.3%     AA        NR*          1,585  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                              AMT, Senior Series C-2, 7.15% due 7/01/2023                          1,607

                BB+       Ba3          7,150  Power County, Idaho, Industrial Development Corporation,
                                              Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                              AMT, 6.45% due 8/01/2032                                             6,071


Illinois--5.0%  NR*       B2             835  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                              8% due 10/01/2016                                                      854

                NR*       Aaa          1,085  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                              7.625% due 9/01/2027 (f)(g)(l)                                       1,172

                B+        B1           2,750  Illinois Development Finance Authority, PCR, Refunding
                                              (Illinois Power Company Project), Series A, 7.375% due
                                              7/01/2006 (b)                                                        3,273

                AAA       Aaa          3,285  Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake Project), Series B, 6.30% due
                                              9/01/2022 (i)                                                        3,632

                BBB       Baa3         2,540  Illinois Development Finance Authority, Revenue Refunding
                                              Bonds (Olin Corporation Project), Series D, 6.75% due 3/01/2016      2,681

                NR*       NR*          2,500  Illinois Educational Facilities Authority, Revenue Refunding
                                              Bonds (Chicago Osteopathic Health System), 7.25% due
                                              11/15/2019 (b)                                                       2,626

                NR*       Ba3          1,250  Illinois Health Facilities Authority Revenue Bonds (Holy
                                              Cross Hospital Project), 6.70% due 3/01/2014                           958

                AAA       Aaa          4,000  Metropolitan Pier and Exposition Authority, Illinois,
                                              Dedicated State Tax Revenue Bonds (McCormick Place Expansion),
                                              Series A, 5.50% due 6/15/2023 (e)                                    4,220

                AAA       Aaa          8,000  Metropolitan Pier and Exposition Authority, Illinois,
                                              Hospitality Facilities Revenue Bonds (McCormick Place
                                              Convention Center), 7% due 7/01/2026 (a)                            10,364


Kansas--0.2%    BB+       NR*          1,250  Lenexa, Kansas, Health Care Facility Revenue Bonds
                                              (Lakeview Village Inc.), Series C, 6.875% due 5/15/2032              1,262


Kentucky--0.7%  BBB       Baa2         4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                              (TJ International Project), AMT, 7% due 6/01/2024                    4,173


Louisiana--     BBB       Baa3         3,010  Calcasieu Parish, Louisiana, IDB, IDR, Refunding (Olin
4.5%                                          Corporation Project), 6.625% due 2/01/2016                           3,167

                BB-       NR*         24,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Company Project), 6.50% due 1/01/2017                         23,357


Maryland--1.4%  NR*       NR*          3,000  Maryland State Energy Financing Administration, Limited
                                              Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                              AMT, 7.40% due 9/01/2019                                             3,020

                A         Baa1         5,000  Maryland State Health and Higher Educational Facilities
                                              Authority, Revenue Refunding Bonds (University of Maryland
                                              Medical System), 6% due 7/01/2032                                    5,269




MuniYield Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)

                S&P       Moody's      Face
STATE        Ratings+++   Ratings+++  Amount  Issue                                                               Value
Massachusetts-- A1+       VMIG1++    $ 1,000  Massachusetts State Health and Educational Facilities
0.2%                                          Authority, Revenue Refunding Bonds (Capital Asset Program),
                                              VRDN, Series C, 1.65% due 7/01/2010 (e)(m)                       $   1,000


Michigan--0.5%  AAA       Aaa          3,100  Michigan State Hospital Finance Authority, Revenue
                                              Refunding Bonds, INFLOS, 10.865% due 2/15/2022 (i)(k)                3,240


Minnesota--                                   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling
2.1%                                          Hills Project), Series A (g):
                NR*       Aa2            420     6% due 8/20/2021                                                    458
                NR*       Aa2          2,000     6.20% due 2/20/2043                                               2,205

                NR*       Aa2          1,000  Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott
                                              Loft Project), AMT, 5.95% due 5/01/2030                              1,054

                                              Saint Paul, Minnesota, Port Authority, Office Building Lease
                                              Revenue Bonds:
                AA+       Aa1          3,885     5% due 12/01/2022                                                 3,888
                AA+       Aa1          5,000     5.25% due 12/01/2027                                              5,084


Mississippi--   BBB       Baa2        10,000  Lowndes County, Mississippi, Solid Waste Disposal and PCR,
1.9%                                          Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                              due 4/01/2022                                                       11,218


Missouri--1.1%                                Fenton, Missouri, Tax Increment Revenue Refunding and
                                              Improvement Bonds (Gravois Bluffs):
                NR*       NR*          1,420     6.75% due 10/01/2015                                              1,457
                NR*       NR*          2,800     7% due 10/01/2021                                                 2,934

                AAA       NR*          2,020  Missouri State Housing Development Commission, S/F Mortgage
                                              Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                              9/01/2027 (f)(g)                                                     2,116


New Jersey--    NR*       NR*          3,000  New Jersey EDA, First Mortgage Revenue Bonds (The
13.9%                                         Presbyterian Home), Series A, 6.375% due 11/01/2031                  3,015

                NR*       NR*          3,300  New Jersey EDA, Retirement Community Revenue Bonds (Cedar
                                              Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031         3,281

                                              New Jersey EDA, Special Facility Revenue Bonds (Continental
                                              Airlines Inc. Project), AMT:
                B+        B3           3,905     6.25% due 9/15/2019                                               2,169
                B+        B3           8,595     6.25% due 9/15/2029                                               4,352

                AAA       Aaa          4,450  New Jersey EDA, Water Facilities Revenue Bonds (New Jersey
                                              American Water Company Inc. Project), AMT, 6.50% due
                                              4/01/2022 (h)                                                        4,552

                A-        A2          19,640  New Jersey State Transit Corporation, COP (Federal Transit
                                              Administration Grants), Series B, 5.75% due 9/15/2014               21,865

                AAA       NR*          4,360  Port Authority of New York and New Jersey Revenue Refunding
                                              Bonds, DRIVERS, AMT, Series 177, 9.88% due 10/15/2032 (e)(k)         5,146

                AAA       NR*         20,575  Port Authority of New York and New Jersey, Special
                                              Obligation Revenue Bonds, DRIVERS, AMT, Series 192, 9.37%
                                              due 12/01/2025 (e)(k)                                               23,307

                                              Tobacco Settlement Financing Corporation of New Jersey,
                                              Asset Backed Revenue Refunding Bonds:
                A         A1          10,000     5.75% due 6/01/2032                                               9,523
                A         A1           5,000     6% due 6/01/2037                                                  4,756


New York--      AAA       Aaa          1,865  Dutchess County, New York, Resource Recovery Agency Revenue
26.2%                                         Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)        2,087

                NR*       Aaa          5,595  Metropolitan Transportation Authority, New York, Commuter
                                              Facilities Revenue Bonds, RITR, Series 9, 10.87% due
                                              7/01/2006 (b)(h)(k)                                                  7,279

                A         A2          40,000  Metropolitan Transportation Authority, New York, Revenue
                                              Refunding Bonds, Series A, 5.75% due 11/15/2032                     43,097

                BBB+      A3          11,200  New York City, New York, City IDA, Special Facilities
                                              Revenue Bonds (Terminal One Group Association Project),
                                              AMT, 6.125% due 1/01/2024                                           11,505

                                              New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds (k):
                AAA       NR*          5,000     DRIVERS, Series 198, 9.35% due 6/15/2026 (e)                      5,883
                NR*       Aaa          3,000     RITR, Series 11, 10.22% due 6/15/2026 (i)                         3,743

                AA        Aa2         25,890  New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Refunding Bonds,
                                              5.50% due 6/15/2033                                                 27,343

                                              New York City, New York, GO, Refunding, Series G:
                AAA       Aaa          1,825     5.50% due 8/01/2012 (q)                                           2,058
                AAA       Aaa          2,090     5.75% due 2/01/2014 (e)                                           2,291
                AAA       Aaa          2,000     5.75% due 2/01/2014 (h)                                           2,192

                AAA       Aaa         10,000  New York City, New York, GO, Refunding, Trust Receipts,
                                              Series R, 10.627% due 5/15/2014 (h)(k)                              13,563

                AA-       A3          11,100  New York State Dormitory Authority, Revenue Refunding
                                              Bonds, Series B, 5.25% due 11/15/2023                               12,127

                AAA       Aaa          7,500  New York State Dormitory Authority, State University
                                              Educational Facilities Revenue Refunding Bonds, Series 1989,
                                              6% due 5/15/2015 (e)                                                 8,608

                AA        NR*         10,000  New York State Urban Development Corporation, Personal
                                              Income Tax Revenue Bonds (State Facilities), Series A,
                                              5.50% due 3/15/2032                                                 10,554

                NR*       Baa3         2,475  Onondaga County, New York, IDA Revenue Bonds (Air Cargo),
                                              AMT, 6.125% due 1/01/2032                                            2,390


North           BBB       Baa3         4,750  North Carolina Eastern Municipal Power Agency, Power System
Carolina--1.5%                                Revenue Bonds, Series D, 6.75% due 1/01/2026                         5,112

                AA        Aa2            950  North Carolina, HFA, Home Ownership Revenue Bonds, AMT,
                                              Series 8-A, 6.20% due 7/01/2016                                        995

                AA        Aa2          1,510  North Carolina, HFA, S/F Revenue Bonds, Series II, 6.20%
                                              due 3/01/2016 (d)                                                    1,599

                NR*       NR*          1,000  North Carolina Medical Care Commission, Health Care
                                              Facilities, First Mortgage Revenue Bonds (Arbor Acres
                                              Community Project), 6.375% due 3/01/2032                             1,006


Ohio--1.4%                                    Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                              Apartments Project), AMT (g):
                NR*       Aaa          1,410     5.75% due 9/20/2020                                               1,467
                NR*       Aaa          2,250     5.85% due 9/20/2030                                               2,340

                NR*       NR*          2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding
                                              and Improvement Bonds (Sunset Retirement Communities),
                                              Series A, 6.625% due 8/15/2030                                       2,267

                NR*       Aaa          1,120  Mad River, Ohio, Local School District, GO, Refunding
                                              (Classroom Facilities), 5.75% due 12/01/2019 (h)                     1,248

                NR*       Aaa          1,000  Montgomery County, Ohio, Water System Revenue Refunding
                                              Bonds (Greater Moraine Beaver), 5.375% due 11/15/2015 (c)            1,104


Oklahoma--1.1%                                Holdenville, Oklahoma, Industrial Authority, Correctional
                                              Facility Revenue Bonds (b)(j):
                AAA       NR*          1,650     6.60% due 7/01/2006                                               1,912
                AAA       NR*          3,250     6.70% due 7/01/2006                                               3,771




MuniYield Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)

                S&P       Moody's      Face
STATE        Ratings+++   Ratings+++  Amount  Issue                                                               Value
Oklahoma        A1+       VMIG1++    $   600  Oklahoma State Industries Authority Revenue Refunding
(concluded)                                   Bonds (Integris Baptist), VRDN, Series B, 1.95% due
                                              8/15/2029 (e)(m)                                                 $     600


Oregon--3.9%    AAA       Aaa          7,905  Oregon State Department of Administrative Services, COP,
                                              Series A, 6% due 5/01/2010 (b)(c)                                    9,294

                AA        Aa2          6,635  Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                              5.70% due 10/01/2032                                                 7,071

                                              Portland, Oregon, Housing Authority, Housing Revenue Bonds
                                              (Pine Square and University Place):
                NR*       NR*          1,830     Series A, 5.875% due 1/01/2022                                    1,798
                NR*       NR*          3,580     Series A, 6% due 1/01/2032                                        3,505
                NR*       NR*          1,120     Series B, 5.90% due 1/01/2032                                     1,100


Pennsylvania--  AAA       Aaa          5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding
14.1%                                         (Pennsylvania Power and Light Company Project), Series B,
                                              6.40% due 9/01/2029 (e)                                              5,455

                AAA       Aaa          9,675  Pennsylvania Convention Center Revenue Refunding Bonds,
                                              Series A, 6.70% due 9/01/2014 (e)                                   10,684

                                              Pennsylvania Economic Development Financing Authority, Exempt
                                              Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*       NR*         16,350     Series A, 6.25% due 11/01/2027                                   14,492
                NR*       NR*          8,800     Series B, 6.125% due 11/01/2027                                   7,674

                AA+       Aa2          1,660  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT,
                                              Series 42, 6.85% due 4/01/2025                                       1,730

                AAA       Aaa         16,270  Pennsylvania State Higher Educational Facilities Authority,
                                              Health Services Revenue Refunding Bonds (Allegheny Delaware
                                              Valley Obligation), Series C, 5.875% due 11/15/2016 (e)             17,713

                NR*       NR*          1,265  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                              Development, AMT, 7.75% due 12/01/2017                               1,301

                                              Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development:
                NR*       NR*          3,650     (Days Inn), Series B, 6.50% due 10/01/2027                        3,632
                NR*       NR*          4,000     (Doubletree), Series A, 6.50% due 10/01/2027                      3,950

                AAA       Aaa         10,965  Philadelphia, Pennsylvania, School District, GO, Series A,
                                              5.50% due 2/01/2031 (i)                                             11,474

                A-        NR*          5,000  Sayre, Pennsylvania, Health Care Facilities Authority
                                              Revenue Bonds (Guthrie Health Issue), Series B, 1%/7.125%
                                              due 12/01/2031 (r)                                                   5,196


Rhode Island--                                Woonsocket, Rhode Island, GO (h):
0.5%            NR*       Aaa          1,225     6% due 10/01/2017                                                 1,399
                NR*       Aaa          1,195     6% due 10/01/2018                                                 1,356


South           AAA       Aaa          1,000  Fairfield County, South Carolina, PCR (South Carolina
Carolina--0.2%                                Electric and Gas), 6.50% due 9/01/2014 (e)                           1,034


South           BBB+      Baa2           900  South Dakota State Health and Educational Facilities
Dakota--0.2%                                  Authority Revenue Refunding Bonds (Prairie Lakes),
                                              7.25% due 4/01/2022                                                    922


Tennessee--     NR*       NR*          4,610  Hardeman County, Tennessee, Correctional Facilities
0.9%                                          Corporation Revenue Bonds, 7.75% due 8/01/2017                       4,614

                NR*       VMIG1++        585  Sevier County, Tennessee, Public Building Authority Revenue
                                              Bonds, Local Government Public Improvement, VRDN, Series IV-1,
                                              1.95% due 6/01/2023 (i)(m)                                             585


Texas--15.3%                                  Austin, Texas, Convention Center Revenue Bonds (Convention
                                              Enterprises Inc.), First Tier, Series A:
                BBB-      Baa3         6,000     6.70% due 1/01/2028                                               6,143
                BBB-      Baa3         5,000     6.70% due 1/01/2032                                               5,145

                A1+       VMIG1++        600  Bell County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Scott & White Memorial Hospital),
                                              VRDN, Series 2001-2, 1.95% due 8/15/2031 (e)(m)                        600

                                              Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                              Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
                NR*       Aaa          1,300     5.80% due 8/01/2021                                               1,384
                NR*       Aaa          2,460     6% due 8/01/2031                                                  2,643
                NR*       Aaa          1,000     6.05% due 8/01/2036                                               1,077

                                              Dallas-Fort Worth, Texas, International Airport Facility,
                                              Improvement Corporation Revenue Refunding Bonds (American
                                              Airlines), AMT:
                BB-       B2           3,500     Series A, 5.95% due 5/01/2029                                     2,922
                BB-       B2          15,860     Series B, 6.05% due 5/01/2029                                     7,771


                                              Gregg County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                AA        Baa2         3,000     6.875% due 10/01/2020                                             3,456
                AA        Baa2         2,000     6.375% due 10/01/2025                                             2,207

                AA-       Aa3          5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                              Waste Disposal Facility Revenue Bonds (E.I. du Pont de
                                              Nemours and Company Project), AMT, 6.40% due 4/01/2026               5,339

                NR*       Baa2         3,900  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                              (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025      3,844

                NR*       Baa3         1,600  Houston, Texas, Industrial Development Corporation Revenue
                                              Bonds (Air Cargo), AMT, 6.375% due 1/01/2023                         1,546

                                              Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT:
                BBB+      Baa1         6,200     6.375% due 4/01/2027                                              6,338
                BBB+      Baa1         6,000     6.95% due 4/01/2030                                               6,392

                BBB       Baa2        10,280  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                              Company Project), Series C, 4% due 5/01/2028                         9,972

                                              San Antonio, Texas, Water Revenue Refunding Bonds:
                AA-       Aa3          1,000     5.875% due 5/15/2016                                              1,122
                AA-       Aa3          1,000     5.875% due 5/15/2017                                              1,121

                                              Texas State Turnpike Authority, Central Texas Turnpike System
                                              Revenue Bonds, First Tier, Series A (c):
                AAA       Aaa          6,500     5.50% due 8/15/2039                                               6,802
                AAA       Aaa          6,875     5.25% due 8/15/2042                                               7,012

                AAA       Aaa          7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                              9/01/2030 (h)                                                        7,434


Utah--0.3%      NR*       NR*          1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (n)                                   0

                AAA       Aaa          1,545  Utah State Board of Regents Revenue Refunding Bonds
                                              (University of Utah Research Facilities), Series A, 5.50%
                                              due 4/01/2018 (e)                                                    1,653


Virginia--      BBB       NR*          5,000  Amelia County, Virginia, IDA, Solid Waste Disposal Revenue
2.5%                                          Refunding Bonds (Waste Management Project), AMT, 4.90% due
                                              4/01/2027                                                            5,097

                AAA       Aaa          5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)              5,736




MuniYield Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

                S&P       Moody's      Face
STATE        Ratings+++   Ratings+++  Amount  Issue                                                               Value
Virginia        NR*       NR*        $ 1,000  Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
(concluded)                                   Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019              $     984

                                              Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                              Bonds:
                NR*       Ba1          6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2031                     349
                BBB-      NR*         24,800     Senior Series B, 6.67%** due 8/15/2029                            2,667


Washington--    A         A1          10,000  Tobacco Settlement Authority, Washington, Tobacco Settlement
2.0%                                          Revenue Bonds, 6.625% due 6/01/2032                                  9,865

                                              Vancouver, Washington, Housing Authority, Housing Revenue
                                              Bonds (Teal Pointe Apartments Project), AMT:
                NR*       NR*            945     6% due 9/01/2022                                                    930
                NR*       NR*          1,250     6.20% due 9/01/2032                                               1,227


West            B+        Ba3          1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
Virginia--0.7%                                (Community Hospital Association Inc. Project), 6% due 5/01/2019        802

                BBB       Baa2         3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
                                              Bonds (TJ International Project), AMT, 7% due 7/15/2025              3,133


Wisconsin--     NR*       Baa3           700  Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
0.6%                                          due 1/01/2025                                                          681

                AAA       Aaa          2,600  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)         2,876


Wyoming--1.0%   BB+       Ba3          3,525  Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                              Bonds (FMC Corporation Project), AMT, Series A, 7% due
                                              6/01/2024                                                            3,231

                AA        NR*          2,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                              Refunding Bonds, Series A, 6.20% due 6/01/2024                       2,637


Puerto          A         A1          15,000  Children's Trust Fund, Puerto Rico, Tobacco Settlement
Rico--12.9%                                   Revenue Refunding Bonds, 5.50% due 5/15/2039                        14,408

                                              Puerto Rico Commonwealth, Highway and Transportation
                                              Authority, Transportation Revenue Bonds:
                A         Baa1        18,000     Series D, 5.75% due 7/01/2041                                    19,658
                AAA       Aaa         15,000     Trust Receipts, Class R, Series B, 9.678% due
                                                 7/01/2035 (e)(k)                                                 18,418

                AAA       Aaa          2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                              Trust Receipts, Class R, Series 16 HH, 9.308% due
                                              7/01/2013 (i)(k)                                                     3,311

                                              Puerto Rico Public Buildings Authority, Government
                                              Facilities Revenue Refunding Bonds:
                A-        Baa1         5,425     Series F, 5.25% due 7/01/2023                                     5,634
                A-        Baa1         6,535     Series F, 5.25% due 7/01/2025                                     6,773
                A-        Baa1         3,000     Series G, 5% due 7/01/2026                                        2,983

                NR*       Aa2          4,350  Puerto Rico Public Finance Corporation Revenue Bonds,
                                              DRIVERS, Series 272, 8.63% due 8/01/2030 (k)                         5,024

                                              Total Municipal Bonds (Cost--$857,945)--148.7%                     877,746



                                 Shares Held  Common Stock
                                         224  Horizon Natural Resources Co. (p)                                        7

                                          12  Merrill Lynch Institutional Tax-Exempt Fund++++                         12


                                              Total Common Stock (Cost--$2,474)--0.0%                                 19


                Total Investments (Cost--$860,419)--148.7%                                                       877,765
                Unrealized Depreciation on Forward Interest Rate Swap--(0.1%)                                      (575)
                Variation Margin on Financial Futures Contracts***--(0.0%)                                         (199)
                Other Assets Less Liabilities--1.1%                                                                6,186
                Preferred Stock, at Redemption Value--(49.7%)                                                  (293,076)
                                                                                                               ---------
                Net Assets Applicable to Common Stock--100.0%                                                  $ 590,101
                                                                                                               =========


(a)Escrowed to maturity.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(l)FHLMC Collateralized.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(n)Non-income producing security.
(o)All or a portion of security held as collateral in connection with open financial futures contracts.
(p)Represents entitlement received from a bankruptcy exchange for Peninsula Ports.
(q)XL Capital Insured.
(r)Represents a step bond. The first interest rate is in effect until a predetermined date and the second interest rate is effective thereafter until maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of October 31, 2002 were as follows:

                                                 (in Thousands)
Number of                           Expiration
Contracts        Issue                 Date            Value

   440    U.S. Treasury Bonds     December 2002     $    50,476
                                                    -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$48,702)                     $    50,476
                                                    ===========


++Highest short-term rating by Moody's Investors Services, Inc.
++++Investments in companies considered to be an affiliate of the
Fund (such companies are defined as "Affiliated Companies" in
Section 2 (a)(3) of the Investment Company Act of 1940) are as
follows:
                                                 (in Thousands)
                            Net Share      Net         Dividend
Affiliate                    Activity      Cost         Income

Merrill Lynch Institutional
Tax-Exempt Fund                 12         $12           $12

+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                      Percent of
S&P Rating/Moody's Rating         Total Investments

AAA/Aaa                                  38.4%
AA/Aa                                    11.4
A/A                                      20.2
BBB/Baa                                  10.9
BB/Ba                                     4.4
B/B                                       2.4
CCC/Caa                                   0.6
NR (Not Rated)                           10.8
Other*                                    0.9

*Temporary investments in short-term municipal securities.



MuniYield Fund, Inc., October 31, 2002


STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$860,418,630)                                       $ 877,765,370
                  Cash                                                                                               84,179
                  Receivables:
                     Interest                                                               $  14,620,497
                     Securities sold                                                           11,056,198        25,676,695
                                                                                            -------------
                  Prepaid expenses                                                                                   65,883
                                                                                                              -------------
                  Total assets                                                                                  903,592,127
                                                                                                              -------------

Liabilities:      Unrealized depreciation on forward interest rate swap                                             575,108
                  Payables:
                     Securities purchased                                                      18,580,685
                     Dividends to Common Stock shareholders                                       569,409
                     Investment adviser                                                           391,233
                     Variation margin                                                             199,375        19,740,702
                                                                                            -------------
                  Accrued expenses                                                                                   98,745
                                                                                                              -------------
                  Total liabilities                                                                              20,414,555
                                                                                                              -------------

Preferred Stock:  Preferred Stock, par value $.05 per share (1,800 Series A shares,
                  1,800 Series B shares, 1,800 Series C shares, 1,800 Series D shares,
                  2,800 Series E shares and 1,720 Series F shares of AMPS* issued and
                  outstanding at $25,000 per share liquidation preference)                                      293,076,446
                                                                                                              -------------

Net Assets        Net assets applicable to Common Stock                                                       $ 590,101,126
Applicable To                                                                                                 =============
Common Stock:



Analysis of Net   Common Stock, par value $.10 per share (44,430,631 shares
Assets Applicable issued and outstanding)                                                                     $  4,443,063
to Common Stock:  Paid-in capital in excess of par                                                              632,817,001
                  Undistributed investment income--net                                      $   8,945,048
                  Accumulated realized capital losses on investments--net                    (71,101,868)
                  Unrealized appreciation on investments--net                                  14,997,882
                                                                                            -------------
                  Total accumulated losses--net                                                                (47,158,938)
                                                                                                              -------------
                  Total--Equivalent to $13.28 net asset value per share of
                  Common Stock (market price--$12.88)                                                         $ 590,101,126
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 2002
Investment        Interest                                                                                    $  52,802,439
Income:           Dividends                                                                                          12,469
                                                                                                              -------------
                  Total income                                                                                   52,814,908
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $   4,395,305
                  Commission fees                                                                 749,785
                  Accounting services                                                             270,785
                  Transfer agent fees                                                             111,197
                  Professional fees                                                                91,286
                  Printing and shareholder reports                                                 68,827
                  Custodian fees                                                                   49,706
                  Directors' fees and expenses                                                     43,698
                  Pricing fees                                                                     32,145
                  Listing fees                                                                     31,066
                  Other                                                                            75,905
                                                                                            -------------
                  Total expenses before reimbursement                                           5,919,705
                  Reimbursement of expenses                                                       (2,056)
                                                                                            -------------
                  Total expenses after reimbursement                                                              5,917,649
                                                                                                              -------------
                  Investment income--net                                                                         46,897,259
                                                                                                              -------------

Realized &        Realized loss on investments--net                                                             (3,498,012)
Unrealized        Change in unrealized appreciation/depreciation on investments--net                            (9,783,800)
Loss on                                                                                                       -------------
Investments--Net: Total realized and unrealized loss on investments--net                                       (13,281,812)
                                                                                                              -------------

Dividends to      Investment income--net                                                                        (4,354,062)
Preferred Stock                                                                                               -------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                        $  29,261,385
                                                                                                              =============

See Notes to Financial Statements.


MuniYield Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended
                                                                                                     October 31,
                  Increase (Decrease) in Net Assets:                                             2002              2001++
Operations:       Investment income--net                                                    $  46,897,259     $  39,687,196
                  Realized loss on investments--net                                           (3,498,012)       (6,837,621)
                  Change in unrealized appreciation/depreciation on investments--net          (9,783,800)        26,701,588
                  Dividends to Preferred Stock shareholders                                   (4,354,062)       (8,333,060)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                         29,261,385        51,218,103
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                     (40,283,240)      (33,154,288)
Common Stock                                                                                -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                  (40,283,240)      (33,154,288)
                                                                                            -------------     -------------

Common Stock      Proceeds from issuance of Common Stock resulting from reorganization         73,630,647                --
Transactions:     Value of shares issued to Common Stock shareholders in reinvestment
                  of dividends                                                                  2,755,535         5,311,917
                                                                                            -------------     -------------
                  Net increase in net assets derived from Common Stock transactions            76,386,182         5,311,917
                                                                                            -------------     -------------

Net Assets        Total increase in net assets applicable to Common Stock                      65,364,327        23,375,732
Applicable To     Beginning of year                                                           524,736,799       501,361,067
Common Stock:                                                                               -------------     -------------
                  End of year*                                                              $ 590,101,126     $ 524,736,799
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   8,945,048     $   6,318,376
                                                                                            =============     =============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year          $   13.55    $   13.08    $   13.21    $   16.27    $   16.09
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                           1.04         1.03         1.09         1.12         1.19
                  Realized and unrealized gain (loss)
                  on investments--net                             (.31)          .52        (.08)       (2.34)          .49
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.08)        (.22)        (.27)        (.17)        (.18)
                     Realized gain on investments--net               --           --           --        (.04)        (.09)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.03)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .65         1.33          .74       (1.46)         1.41
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.92)        (.86)        (.87)        (.95)        (.97)
                     Realized gain on investments--net               --           --           --        (.38)        (.26)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.27)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.92)        (.86)        (.87)       (1.60)       (1.23)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   13.28    $   13.55    $   13.08    $   13.21    $   16.27
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   12.88    $   13.94    $  12.625    $  12.875    $  16.875
                                                              =========    =========    =========    =========    =========


Total             Based on market price per share                (.94%)       17.79%        5.26%     (15.35%)       14.74%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share              5.07%       10.51%        6.28%      (9.92%)        9.15%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement**          1.01%        1.01%         .99%         .93%         .89%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses**                                1.01%        1.01%         .99%         .93%         .89%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net**                  7.97%        7.74%        8.35%        7.42%        7.43%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                               .74%        1.63%        2.07%        1.11%        1.10%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              7.23%        6.11%        6.28%        6.31%        6.33%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement             .67%         .68%         .66%         .65%         .63%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                   .67%         .68%         .66%         .65%         .63%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                    5.33%        5.20%        5.56%        5.17%        5.26%
Stock:**                                                      =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders       1.50%        3.33%        4.12%        2.55%        2.66%
Average Net Assets                                            =========    =========    =========    =========    =========
Of Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of year (in thousands)                  $ 590,101    $ 524,737    $ 501,361    $ 506,030    $ 611,222
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  year (in thousands)                         $ 293,000    $ 250,000    $ 250,000    $ 250,000    $ 250,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                            104.63%       83.26%      103.44%       78.42%       91.63%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,014    $   3,099    $   3,005    $   3,024    $   3,445
                                                              =========    =========    =========    =========    =========


Dividends         Series A--Investment income--net            $     346    $     816    $   1,052    $     588    $     694
Per Share on                                                  =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     369    $     864    $   1,009    $     595    $     687
Outstanding:                                                  =========    =========    =========    =========    =========
                  Series C--Investment income--net            $     353    $     847    $   1,032    $     687    $     643
                                                              =========    =========    =========    =========    =========
                  Series D--Investment income--net            $     504    $     850    $   1,035    $     694    $     637
                                                              =========    =========    =========    =========    =========
                  Series E--Investment income--net            $     346    $     805    $   1,038    $     627    $     656
                                                              =========    =========    =========    =========    =========
                  Series F--Investment income--net            $   324++           --           --           --           --
                                                              =========    =========    =========    =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Series F was issued on November 19, 2001.
++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniYield Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $356,434 increase in cost of securities (which, in turn, results in a corresponding $356,434 decrease in net unrealized appreciation and a corresponding $356,434 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $171,599, decrease net unrealized appreciation by $212,386 and increase net realized capital losses by $315,647. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Mesurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $10,280 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $2,056.

For the year ended October 31, 2002, the Fund reimbursed FAM $33,990 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $908,206,281 and $884,629,619, respectively.

Net realized losses for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                                       Unrealized
                                       Realized          Gains
                                        Losses          (Losses)

Long-term investments              $   (569,232)      $  17,346,740
Financial futures contracts          (2,928,780)        (1,773,750)
Forward interest rate swap                    --          (575,108)
                                   -------------      -------------
Total                              $ (3,498,012)      $  14,997,882
                                   =============      =============


The Fund has entered into the following forward interest rate swap as of October 31, 2002:

               Interest Received         Interest Paid
               -----------------         -------------
Notional       Current                   Current                Expiration
Amount          Rate         Type          Rate       Type         Date

$48,800,000     NA*       Variable**      4.44%      Fixed      1/18/2023

*Initial interest rate will be determined on effective date
January 18, 2003.
**7-Day Bond Market Association rate at quarterly reset date.




MuniYield Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $17,538,646, of which $43,937,309 related to appreciated securities and $26,398,663 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $860,226,724.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding increased by 5,508,830 as a result of issuance of Common Stock from reorganization and 207,485 as a result of dividend reinvestment during the year ended October 31, 2002. Shares issued and outstanding increased by 397,213 as a result of dividend reinvestment during the year ended October 31, 2001, respectively.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.45%; Series B, 1.44%; Series C, 1.41%, Series D, 1.849%, Series E, 1.76% and Series F, 1.55%.

Shares issued and outstanding during the year ended October 31, 2002 increased by 1,720 as a result of issuance of Preferred Stock from reorganization and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $404,541 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.078000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                     10/31/2002         10/31/2001

Distributions paid from:
   Tax-exempt income                $ 44,637,302       $ 41,487,348
                                    ------------       ------------
Total distributions                 $ 44,637,302       $ 41,487,348
                                    ============       ============



As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                 $    8,732,662
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         8,732,662
Capital loss carryforward                             (65,766,287)*
Unrealized gains--net                                   9,874,687**
                                                     --------------
Total accumulated losses--net                        $ (47,158,938)
                                                     ==============

*On October 31, 2002, the Fund had a net capital loss carryforward of $65,766,287, of which $3,822,310 expires in 2006; $14,903,466 expires in 2007; $40,851,001 expires in 2008; $6,000,235 expires in
2009; and $189,275 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


6. Reorganization Plan:
On November 19, 2001, the Fund acquired all of the net assets of Merrill Lynch Municipal Strategy Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,033,912 common shares and 1,720 AMPS shares of Merrill Lynch Municipal Strategy Fund, Inc. for 5,508,829 common shares and 1,720 AMPS shares of the Fund. Merrill Lynch Municipal Strategy Fund, Inc.'s net assets applicable to Common Stock on that date of $73,630,646, including $777,188 of unrealized depreciation and $12,079,786 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets applicable to Common Stock of the Fund immediately after the acquisition amounted to $590,720,844. FAM paid reorganization costs of $127,215 on behalf of the Fund. In addition, 1,720 shares of AMPS shares of Merrill Lynch Municipal Strategy Fund, Inc. with a redemption value of $43,000,000 were combined with the AMPS shares of the Fund.




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 2002, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 12, 2002




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




MuniYield Fund, Inc., October 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)    Length                                                Fund Complex      ships
                            Held      of Time                                                Overseen by      Held by
Name, Address & Age      with Fund     Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*          President   1999 to    Chairman, Americas Region since 2001 and      117 Funds       None
P.O. Box 9011            and         present    Executive Vice President since 1983 of      162 Portfolios
Princeton,               Director    and 1991   Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                        to present Merrill Lynch Investment Managers, L.P.
Age: 62                                         ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data
                                                Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)    Length                                                Fund Complex      ships
                            Held      of Time                                                Overseen by      Held by
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

James H. Bodurtha        Director    1995 to    Director and Executive Vice President,         42 Funds       None
P.O. Box 9011                        present    The China Business Group, Inc. since        61 Portfolios
Princeton,                                      1996; Chairman of Berkshire Holding
NJ 08543-9011                                   Corporation since 1980.
Age: 58


Joe Grills               Director    2002 to    Member of Committee on Investment of           42 Funds       Kimco
P.O. Box 9011                        present    Employee Benefit Assets of the Association  61 Portfolios     Realty
Princeton,                                      for Financial Professionals since 1986.
NJ 08543-9011
Age: 67


Herbert I. London        Director    1991 to    John M. Olin Professor of Humanities,          42 Funds       None
P.O. Box 9011                        present    New York University since 1993.             61 Portfolios
Princeton,
NJ 08543-9011
Age: 63


Andre F. Perold          Director    1991 to    George Gund Professor of Finance and           42 Funds       None
P.O. Box 9011                        present    Banking, Harvard Business School since      61 Portfolios
Princeton,                                      2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 50


Roberta Cooper Ramo      Director    1999 to    Shareholder, Modrall, Sperling, Roehl,         42 Funds       Cooper's
P.O. Box 9011                        present    Harris & Sisk, P.A. since 1993.             61 Portfolios     Inc.;
Princeton,                                                                                                    ECMC, Inc.
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.   Director    2002 to    Principal of STI Management since 1994;        42 Funds       None
P.O. Box 9011                        present    Director of Rye Country Day School          61 Portfolios
Princeton,                                      since 2001.
NJ 08543-9011
Age: 66


Melvin R. Seiden         Director    2002 to    Director, Silbanc Properties, Ltd.             42 Funds       None
P.O. Box 9011                        present    (real estate, investment and consulting)    61 Portfolios
Princeton,                                      since 1987.
NJ 08543-9011
Age: 72


Stephen B. Swensrud      Director    2002 to    Chairman, Fernwood Advisors since 1996.        42 Funds       International
P.O. Box 9011                        present                                                61 Portfolios     Mobile
Princeton,                                                                                                    Communi-
NJ 08543-9011                                                                                                 cations,
Age: 69                                                                                                       Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


<CAPITON>

                        Position(s)    Length
                            Held      of Time
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,               and         and 1999   1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
NJ 08543-9011            Treasurer   to present from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kenneth A. Jacob         Senior      2002 to    Managing Director of FAM and MLIM since 1997.
P.O. Box 9011            Vice        present
Princeton,               President
NJ 08543-9011
Age: 51


John M. Loffredo         Senior      2002 to    Managing Director of FAM and MLIM since 2000 and First Vice President
P.O. Box 9011            Vice        present    from 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 38


Roberto W. Roffo         Vice        2000 to    Vice President of FAM and MLIM since 1996; Portfolio Manager with MLIM
P.O. Box 9011            President   present    since 1992.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 36                  Manager


Alice A. Pellegrino      Secretary   1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present    1999 to 2002; Attorney associated with MLIM since 1997; Associate with
Princeton,                                      Kirkpatrick & Lockhart LLP from 1992 to 1997.
NJ 08543-9011
Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYD